Convertible Note Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Convertible Note Payable
5.	Convertible Note Payable

At March 31, 2015 and December 31, 2014, convertible note payable consists of a $150,000 convertible note bearing interest at 5% per annum with a maturity date of June 13, 2015. The note may be converted into shares of the Company's common stock at a fixed conversion price of $0.40 per share. The note may be prepaid upon payment of 150% of the outstanding principal balance to the holder.

7.	Convertible Note Payable

At December 31, 2014, convertible note payable consists of a $150,000 convertible note bearing interest at 5% per annum with a maturity date of June 13, 2015. The note may be converted into shares of the Company's common stock at a fixed conversion price of $0.40 per share. The note may be prepaid upon payment of 150% of the outstanding principal balance to the holder.